Exhibit 99.l   NEWS RELEASE

As previously announced, TDS will hold a teleconference February 19, 2016 at 9:30 a.m. CST. Interested parties may listen to the call live via the Events & Presentations page of investors.tdsinc.com.

 FOR IMMEDIATE RELEASE

 TDS reports fourth quarter and full year 2015 results

Provides 2016 guidance

CHICAGO, (Feb. 19, 2016) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,274.5 million for the fourth quarter of 2015, versus $1,297.1 million for the comparable period one year ago. Net loss attributable to TDS shareholders and related diluted earnings per share improved to $0.8 million and $0.01, respectively, for the fourth quarter of 2015, compared to $16.6 million and $0.15, respectively, in the comparable period one year ago.

TDS reported total operating revenues of $5,176.2 million and $5,009.4 million for the years ended 2015 and 2014, respectively.  Net income (loss) attributed to TDS shareholders and related diluted earnings per share were $219.0 million and $1.98, respectively, for the year ended 2015, compared to $(136.4) and $(1.26), respectively, for the year ended 2014.

"Our businesses made substantial progress in 2015," said LeRoy T. Carlson, Jr., TDS president and CEO. "U.S. Cellular completed deployment of its high-quality 4G LTE network, further enhancing its strong data capabilities. TDS Telecom successfully expanded its fiber and cable broadband networks. Both businesses generated improved financial results.

"At U.S. Cellular, our excellent network and competitive plans, devices, and pricing helped improve already high-levels of customer loyalty and generated new customer growth. Sales of shared data plans and connected devices such as tablets generated additional data revenue. U.S. Cellular plans to build on its successful 4G LTE deployment with the availability of national 4G LTE roaming and new investments in technologies such as Voice over LTE.

"TDS Telecom performed well in 2015.  Our investments in fiber deployment generated impressive results with competitively priced bundles driving increased customer loyalty and higher revenue per customer. TDS Telecom’s wireline segment is on track to deploy fiber to approximately 25 percent of its customers’ homes by mid-year. Our cable business was successful in growing broadband customers, and we continue to look for attractive cable acquisitions. OneNeck IT Solutions generated strong equipment sales growth, and is working to more rapidly grow recurring service revenues as it executes its mid-market-focused IT strategy.

"TDS continues to return value to shareholders through dividends. This morning we announced our 42nd consecutive year of increasing cash dividend payments.”

2016 Estimated Results

Estimates of full-year 2016 results for U.S. Cellular, TDS Telecom, and TDS are shown below.  Such estimates represent management’s view as of February 19, 2016.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

	2016 Estimated Results and Actual Results for the year ended December 31, 2015
	U.S. Cellular			TDS Telecom			TDS (2)
	Estimate		Actual	Estimate		Actual	Estimate		Actual
(Dollars in millions)
Total operating revenues	$3,900-$4,100		$3,997	$1,130-$1,180		$1,158	$5,040-$5,290		$5,176
Operating cash flow (1)	$525-$650		$675	$270-$310		$304	$800-$965		$981
Adjusted EBITDA (1)	$725-$850		$852	$270-$310		$306	$1,000-$1,165		$1,160
Capital expenditures	Approx. $	500	$533	Approx. $	180	$219	Approx. $	695	$759

The following table provides a reconciliation to Operating Cash Flow and Adjusted EBITDA for 2016 estimated results, and actual results for the year ended December 31, 2015:

	U.S. Cellular		TDS Telecom		TDS (2)
	Estimate (3)	Actual	Estimate (3)	Actual	Estimate (3)	Actual
(Dollars in millions)
Net income (loss) (GAAP)	N/A	247	N/A	46	N/A	263
Add back:
Income tax expense (benefit)	N/A	156	N/A	35	N/A	172
Income (loss) before income taxes
(GAAP)	$0-125	$404	$40-80	$81	$(20)-145	$435
Add back:
Interest expense	105	86	–	1	165	142
Depreciation, amortization and
accretion expense	600	606	230	228	835	844
EBITDA	$705-830	$1,096	$270-310	$310	$980-1,145	$1,421
Add back:
(Gain) loss on sale of business and
other exit costs, net	–	(114)	–	(10)	–	(136)
(Gain) loss on license sales and
exchanges, net (5)	–	(147)	–	–	–	(147)
(Gain) loss on asset disposals, net	20	16	–	6	20	22
Adjusted EBITDA (1)	$725-850	$852	$270-310	$306	$1,000-1,165	$1,160
Deduct:
Equity in earnings of
unconsolidated entities	(140)	(140)	–	–	(140)	(140)
Interest and dividend income;
other income	(60)	(37)	–	(2)	(60)	(39)
Operating cash flow (1)(4)	$525-650	$675	$270-310	$304	$800-965	$981

Note: Totals may not foot due to rounding differences.

  Operating cash flow is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) is defined as net income adjusted for the items set forth in the reconciliation above.   Operating cash flow and Adjusted EBITDA exclude these items in order to show operating results on a more comparable basis from period to period. From time to time, TDS may exclude other items from Operating cash flow and/or Adjusted EBITDA if such items help reflect operating results on a more comparable basis. TDS does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Operating cash flow and Adjusted EBITDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to net income as indicators of the company’s operating performance or as alternatives to cash flows from operating activities, determined in accordance with GAAP, as indicators of cash flows or as measures of liquidity. TDS believes Operating cash flow and Adjusted EBITDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as indicated above.
  The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.
  In providing 2016 Estimated Results, TDS has not completed the above reconciliation to net income because it does not provide guidance for income taxes. TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, the company is unable to provide such guidance.
  A reconciliation of Operating cash flow (Non-GAAP) to operating income (GAAP) for full year 2015, 2014 and 2013 actual results can be found on the Guidance and Reconciliation page of the company's website at investors.tdsinc.com.
  In February 2016, U.S. Cellular entered into multiple agreements to exchange licenses.  Agreements are subject to regulatory approval and other customary closing conditions, and are expected to close in 2016.  Upon closing of the transactions, U.S. Cellular expects to record a gain.  A reasonable estimate of the gains is unavailable at the time of this filing.

Stock Repurchase Summary

TDS began repurchasing stock under its $250 million repurchase authorization on August 5, 2013.   The following represents repurchases of TDS Common Shares.

Repurchase Period	# Shares	Cost (in millions)
2015 (full year)	–	$–
2014 (full year)	1,541,850	$39.1
Total	1,541,850	$39.1

Conference Call Information

TDS will hold a conference call on February 19, 2016 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/13319.
  Access the call by phone at 877-407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 1000TM company, provides wireless; broadband, video and voice; and hosted and managed services to approximately 6.1 million customers nationwide through its businesses, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, and BendBroadband. Founded in 1969 and headquartered in Chicago, TDS employed 10,400 people as of December 31, 2015.

Visit www.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane McCahon, Vice President, Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, Investor Relations Director

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Retail Customers
Postpaid
	Total at end of period	4,409,000	4,341,000	4,324,000	4,307,000	4,298,000
	Gross additions	240,000	200,000	191,000	200,000	302,000
	Net additions (losses)	68,000	17,000	17,000	9,000	98,000
	ARPU (1)(11)	$51.46	$58.12	$53.62	$54.87	$56.51
	ABPU (2)(11)	$58.57	$63.88	$58.08	$58.50	$59.13
	ARPA (3)(11)	$131.96	$147.00	$133.85	$134.94	$136.13
	ABPA (4)(11)	$150.19	$161.57	$144.99	$143.86	$142.44
	Churn rate (5)	1.3%	1.4%	1.3%	1.5%	1.6%
	Smartphone penetration (6)	74%	72%	69%	67%	65%
Prepaid
	Total at end of period	387,000	380,000	368,000	360,000	348,000
	Gross additions	69,000	71,000	65,000	73,000	60,000
	Net additions (losses)	7,000	12,000	8,000	12,000	(2,000)
	ARPU (1)(11)	$35.54	$35.64	$35.98	$35.72	$35.33
	Churn rate (5)	5.4%	5.2%	5.2%	5.8%	5.9%
Total customers at end of period		4,876,000	4,807,000	4,779,000	4,775,000	4,760,000
Billed ARPU (1)(11)		$49.40	$55.42	$51.29	$52.29	$53.63
Service revenue ARPU (1)(11)		$55.31	$62.31	$57.55	$58.01	$60.10
Smartphones sold as a percent of total handsets sold		91%	87%	87%	86%	87%
Total population
	Consolidated markets (7)(10)	50,520,000	50,313,000	52,809,000	52,822,000	58,840,000
	Consolidated operating markets (7)	31,967,000	31,814,000	31,814,000	31,814,000	31,729,000
Market penetration at end of period
	Consolidated markets (8)	10%	10%	9%	9%	8%
	Consolidated operating markets (8)	15%	15%	15%	15%	15%
Capital expenditures (000s)		$198,111	$134,816	$133,666	$66,460	$181,655
Total cell sites in service		6,297	6,246	6,223	6,219	6,220
Owned towers (9)		3,978	3,957	3,940	3,936	4,280

(1)

Average Revenue Per User (“ARPU”) are metrics calculated by dividing a revenue base by an average number of customers by the number of months in the period.  These revenue bases and customer populations are shown below:

	a.	Postpaid ARPU consists of total postpaid service revenues and postpaid customers.
	b.	Prepaid ARPU consists of total prepaid service revenues and prepaid customers.
	c.	Billed ARPU consists of total postpaid, prepaid and reseller service revenues and postpaid, prepaid and reseller customers.
	d.	Service revenue ARPU consists of total postpaid, prepaid and reseller service revenues, inbound roaming and other service revenues and postpaid, prepaid and reseller customers.
(2)

Average Billing Per User (“ABPU”) metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid customers by the number of months in the period.

(3)	Average Revenue Per Account (“ARPA”) metric is calculated by dividing total postpaid service revenue by the average number of postpaid accounts by the number of months in the period.
(4)

Average Billing Per Account (“ABPA”) metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts by the number of months in the period.

(5)

Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(6)

Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding connected devices. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid customers.

(7)

During the third quarter of 2015 U.S. Cellular reassessed population statistics with respect to markets which U.S. Cellular consolidates and revised its calculations to more accurately calculate such population statistics.  As a result, prior period population data and corresponding market penetration ratios were revised for markets that U.S. Cellular currently consolidates, or previously consolidated in the periods presented.  The decrease in the population of Consolidated markets is due primarily to the license exchange transactions of certain non-operating licenses in Illinois and Indiana in March 2015. Total Population is used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively.  See footnote (8) below.

(8)

Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(9)	During the quarter ended March 31, 2015, U.S. Cellular sold 359 towers in divested markets.
(10)	As licenses awarded in Auction 97 have not yet been granted, population statistics related to such licenses have not been included in population data.
(11)	The quarter ended September 30, 2015 results include the recognition of $58 million in revenue due to the termination of the awards program.

TDS Telecom
Summary Operating Data (Unaudited)

Quarter Ended		12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
TDS Telecom
Wireline
	Residential connections
	Voice (1)	319,800	325,900	329,000	333,400	335,900
	Broadband (2)	228,500	231,600	231,200	229,400	229,200
	IPTV (3)	34,400	30,300	27,900	25,600	23,400
	Wireline residential connections	582,700	587,800	588,100	588,400	588,500

	Total residential revenue per connection (4)	$41.24	$42.83	$42.10	$42.32	$41.56

	Commercial connections
	Voice (1)	171,500	176,700	181,800	187,500	193,200
	Broadband (2)	22,400	23,000	23,700	24,300	24,700
	managedIP (5)	147,100	145,900	145,100	143,200	140,200
	Wireline commercial connections	341,000	345,600	350,600	355,000	358,100

	Total Wireline connections	923,700	933,400	938,700	943,400	946,600

Cable
	Cable Connections
	Video (6)	106,800	108,300	109,100	109,700	110,400
	Broadband (7)	117,100	114,600	112,300	112,200	110,900
	Voice (7)	56,400	54,000	51,500	49,100	46,000
	Cable connections	280,300	276,900	272,900	271,000	267,300

(1)	The individual circuit connecting customers to TDS Telecom’s central office facilities.
(2)	The number of customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.
(3)	The number of customers provided video services using IP networking technology.
(4)	Total residential revenue per connection is calculated by dividing the average residential revenue for the period by the average number of residential connections for the period.
(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
(6)

Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(7)	Broadband and voice connections reflect billable number of lines into a building for high speed data and voice services, respectively.

TDS Telecom
Capital Expenditures (000s)

Quarter Ended	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Wireline	$49,900	$38,400	$31,700	$20,400	$51,400
Cable	15,000	13,000	11,900	11,600	14,600
HMS	7,700	5,100	9,400	4,900	13,400
	$72,600	$56,500	$53,000	$36,900	$79,400

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Three Months Ended December 31,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2015	2014	Amount	Percent
Operating revenues
U.S. Cellular	$987,035	$1,008,744	$(21,709)	(2)%
TDS Telecom	283,871	281,889	1,982	1%
All Other (1)	3,549	6,428	(2,879)	(45)%
	1,274,455	1,297,061	(22,606)	(2)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	849,895	939,331	(89,436)	(10)%
Depreciation, amortization and accretion	156,420	140,955	15,465	11%
(Gain) loss on asset disposals, net	4,045	4,695	(650)	(14)%
(Gain) loss on sale of business and other exit costs, net	270	(5,136)	5,406	>100%
(Gain) loss on license sales and exchanges, net	–	(21,547)	21,547	N/M
	1,010,630	1,058,298	(47,668)	(5)%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	213,864	205,825	8,039	4%
Depreciation, amortization and accretion	57,713	58,394	(681)	(1)%
(Gain) loss on asset disposals, net	3,083	2,060	1,023	50%
(Gain) loss on sale of business and other exit costs, net	(6,371)	(156)	(6,215)	>(100)%
	268,289	266,123	2,166	1%
All Other (1)
Expenses excluding depreciation and amortization	4,719	4,039	680	17%
Depreciation and amortization	1,785	2,168	(383)	(18)%
Loss on impairment of assets	–	3,802	(3,802)	N/M
(Gain) loss on asset disposals, net	–	150	(150)	N/M
(Gain) loss on sale of business and other exit costs, net	145	(1,475)	1,620	>100%
	6,649	8,684	(2,035)	(23)%

Total operating expenses	1,285,568	1,333,105	(47,537)	(4)%
Operating income (loss)
U.S. Cellular	(23,595)	(49,554)	25,959	52%
TDS Telecom	15,582	15,766	(184)	(1)%
All Other (1)	(3,100)	(2,256)	(844)	(37)%
	(11,113)	(36,044)	24,931	69%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	30,253	23,767	6,486	27%
Interest and dividend income	10,664	7,194	3,470	48%
Interest expense	(38,927)	(27,622)	(11,305)	(41)%
Other, net	249	(164)	413	>100%
Total investment and other income	2,239	3,175	(936)	(29)%
Loss before income taxes	(8,874)	(32,869)	23,995	73%
Income tax expense (benefit)	(6,788)	(12,208)	5,420	44%
Net loss	(2,086)	(20,661)	18,575	90%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(1,254)	(4,120)	2,866	70%
Net loss attributable to TDS shareholders	(832)	(16,541)	15,709	95%
TDS Preferred dividend requirement	(12)	(12)	–	-
Net loss available to common shareholders	$(844)	$(16,553)	$15,709	95%

Basic weighted average shares outstanding	109,067	107,995	1,072	1%
Basic earnings (loss) per share attributable to TDS shareholders	$(0.01)	$(0.15)	$0.15	95%

Diluted weighted average shares outstanding	109,067	107,995	1,072	1%
Diluted earnings (loss) per share attributable to TDS shareholders	$(0.01)	$(0.15)	$0.14	88%

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Twelve Months Ended December 31,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2015	2014	Amount	Percent
Operating revenues
U.S. Cellular	$3,996,853	$3,892,747	$104,106	3%
TDS Telecom	1,158,043	1,088,312	69,731	6%
All Other (1)	21,345	28,379	(7,034)	(25)%
	5,176,241	5,009,438	166,803	3%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	3,321,582	3,554,494	(232,912)	(7)%
Depreciation, amortization and accretion	606,455	605,997	458	-
(Gain) loss on asset disposals, net	16,313	21,469	(5,156)	(24)%
(Gain) loss on sale of business and other exit costs, net	(113,555)	(32,830)	(80,725)	>(100)%
(Gain) loss on license sales and exchanges, net	(146,884)	(112,993)	(33,891)	(30)%
	3,683,911	4,036,137	(352,226)	(9)%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	854,179	792,687	61,492	8%
Depreciation, amortization and accretion	228,060	219,599	8,461	4%
Loss on impairment of assets	–	84,000	(84,000)	N/M
(Gain) loss on asset disposals, net	5,874	4,754	1,120	24%
(Gain) loss on sale of business and other exit costs, net	(9,530)	(2,357)	(7,173)
	1,078,583	1,098,683	(20,100)	(2)%
All Other (1)
Expenses excluding depreciation and amortization	19,643	30,095	(10,452)	(35)%
Depreciation and amortization	9,846	10,936	(1,090)	(10)%
Loss on impairment of assets	–	3,802	(3,802)	N/M
(Gain) loss on asset disposals, net	(11)	308	(319)	>(100)%
(Gain) loss on sale of business and other exit costs, net (2)	(12,802)	19,341	(32,143)	>(100)%
	16,676	64,482	(47,806)	(74)%

Total operating expenses	4,779,170	5,199,302	(420,132)	(8)%
Operating income (loss)
U.S. Cellular	312,942	(143,390)	456,332	>100%
TDS Telecom	79,460	(10,371)	89,831	>100%
All Other (1)	4,669	(36,103)	40,772	>100%
	397,071	(189,864)	586,935	>100%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	140,076	131,965	8,111	6%
Interest and dividend income	38,783	16,957	21,826	>100%
Interest expense	(141,719)	(111,397)	(30,322)	(27)%
Other, net	391	115	276	>100%
Total investment and other income	37,531	37,640	(109)	-
Income (loss) before income taxes	434,602	(152,224)	586,826	>100%
Income tax expense (benefit)	171,992	(4,932)	176,924	>100%
Net income (loss)	262,610	(147,292)	409,902	>100%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	43,573	(10,937)	54,510	>100%
Net income (loss) attributable to TDS shareholders	219,037	(136,355)	355,392	>100%
TDS Preferred dividend requirement	(49)	(49)	–	-
Net income (loss) available to common shareholders	$218,988	$(136,404)	$355,392	>100%

Basic weighted average shares outstanding	108,645	108,485	160	-
Basic earnings (loss) per share attributable to TDS shareholders	$2.02	$(1.26)	$3.28	N/M

Diluted weighted average shares outstanding	109,910	108,485	1,425	1%
Diluted earnings (loss) per share attributable to TDS shareholders	$1.98	$(1.26)	$3.24	>100%

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
(2)

Compared to U.S. Cellular, TDS recognized an incremental gain of $11.9 million on the tower sale as a result of a lower basis in the assets disposed in 2015.  Due to the Airadigm Transaction, TDS recognized expenses of $20.2 million related to exit and disposal activities in 2014.

N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	December 31,	December 31,
	2015	2014
Current assets
Cash and cash equivalents	$984,643	$471,901
Accounts receivable from customers and others, net	802,856	683,681
Inventory, net	158,222	273,707
Net deferred income tax asset	–	107,686
Prepaid expenses	112,235	86,506
Income taxes receivable	70,094	113,708
Other current assets	30,293	29,766
	2,158,343	1,766,955

Assets held for sale	–	103,343

Licenses	1,844,348	1,453,574
Goodwill	765,792	771,352
Franchise rights	244,180	244,300
Other intangible assets, net	46,525	64,499
Investments in unconsolidated entities	401,720	321,729
Other investments	616	508

Property, plant and equipment, net	3,764,477	3,846,125

Other assets and deferred charges (1)	196,461	282,037

Total assets	$9,422,462	$8,854,422

(1)	TDS reclassified unamortized debt issuance costs of $52.5 million as of December 31, 2014 from Other assets and deferred charges to Long-term debt, net due to early adoption of ASU 2015-03.

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	December 31,	December 31,
	2015	2014
Current liabilities
Current portion of long-term debt	$14,306	$808
Accounts payable	348,737	387,125
Customer deposits and deferred revenues	288,412	324,318
Accrued interest	11,962	7,919
Accrued taxes	40,569	46,734
Accrued compensation	113,375	114,549
Other current liabilities	127,023	181,803
	944,384	1,063,256

Liabilities held for sale	–	21,643

Deferred liabilities and credits
Net deferred income tax liability	900,054	941,519
Other deferred liabilities and credits	432,949	430,774

Long-term debt, net (1)	2,439,827	1,941,069

Noncontrolling interests with redemption features	1,097	1,150

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1,328	1,327
Capital in excess of par value	2,363,558	2,336,511
Treasury shares, at cost	(727,182)	(748,199)
Accumulated other comprehensive income	355	6,452
Retained earnings	2,487,491	2,330,187
Total TDS shareholders' equity	4,125,550	3,926,278

Preferred shares	824	824
Noncontrolling interests	577,777	527,909

Total equity	4,704,151	4,455,011

Total liabilities and equity	$9,422,462	$8,854,422

(1)	TDS reclassified unamortized debt issuance costs of $52.5 million as of December 31, 2014 from Other assets and deferred charges to Long-term debt, net due to early adoption of ASU 2015-03.

Balance Sheet Highlights
December 31, 2015
(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
Cash and cash equivalents	$715,376	$40,303	$228,964	$–	$984,643
Affiliated cash investments	–	298,472	–	(298,472)	–
	$715,376	$338,775	$228,964	$(298,472)	$984,643

Licenses, goodwill and other intangible assets	$2,203,808	$835,149	$(138,112)	$–	$2,900,845
Investment in unconsolidated entities	363,383	3,802	39,888	(5,353)	401,720
Long-term and other investments	–	423	193	–	616
	$2,567,191	$839,374	$(98,031)	$(5,353)	$3,303,181

Property, plant and equipment, net	$2,648,933	$1,093,790	$21,963	$(209)	$3,764,477

Long-term debt:
Current portion	$11,313	$25	$2,968	$–	$14,306
Non-current portion, net	1,628,507	1,399	809,921	–	2,439,827
	$1,639,820	$1,424	$812,889	$–	$2,454,133

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
Twelve Months Ended December 31,
(Unaudited, dollars in thousands)
	2015	2014
Cash flows from operating activities
Net income (loss)	$262,610	$(147,292)
Add (deduct) adjustments to reconcile net income (loss) to net cash flows from operating activities
Depreciation, amortization and accretion	844,361	836,532
Bad debts expense	112,292	107,861
Stock-based compensation expense	40,400	35,793
Deferred income taxes, net	70,849	71,713
Equity in earnings of unconsolidated entities	(140,076)	(131,965)
Distributions from unconsolidated entities	60,060	112,349
Loss on impairment of assets	–	87,802
(Gain) loss on asset disposals, net	22,176	26,531
(Gain) loss on sale of business and other exit costs, net	(135,887)	(15,846)
(Gain) loss on license sales and exchanges, net	(146,884)	(112,993)
Noncash interest expense	2,760	1,642
Other operating activities	(769)	(641)
Changes in assets and liabilities from operations
Accounts receivable	(120,230)	17,629
Equipment installment plans receivable	(133,734)	(188,829)
Inventory	115,482	(29,149)
Accounts payable	7,245	(117,264)
Customer deposits and deferred revenues	(35,850)	33,952
Accrued taxes	38,259	(122,921)
Accrued interest	4,046	1,277
Other assets and liabilities	(77,416)	(71,369)
Net cash provided by operating activities	789,694	394,812

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(800,628)	(799,496)
Cash paid for acquisitions and licenses	(286,861)	(295,253)
Cash received from divestitures and exchanges	342,870	187,645
Cash received for investments	–	50,000
Federal Communications Commission deposit	–	(60,000)
Other investing activities	6,932	7,360
Net cash used in investing activities	(737,687)	(909,744)

Cash flows from financing activities
Repayment of long-term debt	(816)	(1,072)
Issuance of long-term debt	525,000	275,000
Repayment of borrowing under revolving credit facility	–	(150,000)
Borrowing under revolving credit facility	–	150,000
TDS Common Shares reissued for benefit plans, net of tax payments	13,329	(2,019)
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	2,167	830
Repurchase of TDS Common Shares	–	(39,096)
Repurchase of U.S. Cellular Common Shares	(6,188)	(18,943)
Dividends paid to TDS shareholders	(61,219)	(58,040)
Payment of debt issuance costs	(13,026)	(10,215)
Distributions to noncontrolling interests	(6,369)	(627)
Payments to acquire additional interest in subsidiaries	(3,983)	–
Other financing activities	11,840	11,001
Net cash provided by financing activities	460,735	156,819

Net increase (decrease) in cash and cash equivalents	512,742	(358,113)

Cash and cash equivalents
Beginning of period	471,901	830,014
End of period	$984,643	$471,901

TDS Telecom Highlights
Three Months Ended December 31,
(Unaudited, dollars in thousands)

			Change
	2015	2014	Amount	Percent
Wireline
Operating revenues
Residential	$72,473	$73,538	$(1,065)	(1)%
Commercial	54,445	56,675	(2,230)	(4)%
Wholesale	46,337	49,493	(3,156)	(6)%
Total service revenues	173,255	179,706	(6,451)	(4)%
Equipment and product sales	487	427	60	14%
	173,742	180,133	(6,391)	(4)%
Operating expenses
Cost of services	66,152	64,101	2,051	3%
Cost of equipment and products	537	543	(6)	(1)%
Selling, general and administrative expenses	48,919	49,101	(182)	-
Depreciation, amortization and accretion	41,401	43,123	(1,722)	(4)%
(Gain) loss on asset disposals, net	1,721	589	1,132	>100%
(Gain) loss on sale of business and other exit costs, net	(6,371)	(156)	(6,215)	>(100)%
	152,359	157,301	(4,942)	(3)%

Operating income	$21,383	$22,832	$(1,449)	(6)%

Cable
Operating revenues
Residential	$33,530	$34,587	$(1,057)	(3)%
Commercial	9,232	8,762	470	5%
Total service revenues	42,762	43,349	(587)	(1)%
Equipment and product sales	160	–	160	N/M
	42,922	43,349	(427)	(1)%
Operating expenses
Cost of services	19,416	19,265	151	1%
Cost of equipment and products	69	–	69	N/M
Selling, general and administrative expenses	13,003	13,564	(561)	(4)%
Depreciation, amortization and accretion	9,162	8,554	608	7%
(Gain) loss on asset disposals, net	1,252	1,366	(114)	(8)%
	42,902	42,749	153	-

Operating income	$20	$600	$(580)	(97)%

HMS
Operating revenues
Service revenues	$28,499	$27,009	$1,490	6%
Equipment and product sales	40,107	33,136	6,971	21%
	68,606	60,145	8,461	14%
Operating expenses
Cost of services	22,018	19,703	2,315	12%
Cost of equipment and products	34,150	28,201	5,949	21%
Selling, general and administrative expenses	10,999	13,085	(2,086)	(16)%
Depreciation, amortization and accretion	7,150	6,717	433	6%
(Gain) loss on asset disposals, net	110	105	5	5%
	74,427	67,811	6,616	10%

Operating (loss)	$(5,821)	$(7,666)	$1,845	24%

Intercompany revenues	$(1,399)	$(1,738)	$339	20%
Intercompany expenses	(1,399)	(1,738)	339	20%

Total TDS Telecom operating income	$15,582	$15,766	$(184)	(1)%

TDS Telecom Highlights
Twelve Months Ended December 31,
(Unaudited, dollars in thousands)

			Change
	2015	2014	Amount	Percent
Wireline
Operating revenues
Residential	$296,943	$293,304	$3,639	1%
Commercial	220,643	229,306	(8,663)	(4)%
Wholesale	181,352	191,976	(10,624)	(6)%
Total service revenues	698,938	714,586	(15,648)	(2)%
Equipment and product sales	1,965	1,836	129	7%
	700,903	716,422	(15,519)	(2)%
Operating expenses
Cost of services	254,879	256,878	(1,999)	(1)%
Cost of equipment and products	2,212	2,336	(124)	(5)%
Selling, general and administrative expenses	193,850	189,956	3,894	2%
Depreciation, amortization and accretion	165,841	169,044	(3,203)	(2)%
(Gain) loss on asset disposals, net	5,094	2,091	3,003	>100%
(Gain) loss on sale of business and other exit costs, net	(9,530)	(2,357)	(7,173)	>(100)%
	612,346	617,948	(5,602)	(1)%

Operating income	$88,557	$98,474	$(9,917)	(10)%

Cable
Operating revenues
Residential	$138,377	$93,983	$44,394	47%
Commercial	36,152	22,872	13,280	58%
Total service revenues	174,529	116,855	57,674	49%
Equipment and product sales	437	–	437	N/M
	174,966	116,855	58,111	50%
Operating expenses
Cost of services	78,758	54,265	24,493	45%
Cost of equipment and products	169	–	169	N/M
Selling, general and administrative expenses	53,738	36,175	17,563	49%
Depreciation, amortization and accretion	35,271	23,643	11,628	49%
(Gain) loss on asset disposals, net	691	2,482	(1,791)	(72)%
	168,627	116,565	52,062	45%

Operating income	$6,339	$290	$6,049	>100%

HMS
Operating revenues
Service revenues	$116,810	$109,766	$7,044	6%
Equipment and product sales	169,985	148,966	21,019	14%
	286,795	258,732	28,063	11%
Operating expenses
Cost of services	85,163	77,392	7,771	10%
Cost of equipment and products	142,927	126,362	16,565	13%
Selling, general and administrative expenses	47,104	53,020	(5,916)	(11)%
Depreciation, amortization and accretion	26,948	26,912	36	-
Loss on impairment of assets	–	84,000	(84,000)	N/M
(Gain) loss on asset disposals, net	89	181	(92)	(51)%
	302,231	367,867	(65,636)	(18)%

Operating (loss)	$(15,436)	$(109,135)	$93,699	86%

Intercompany revenues	$(4,621)	$(3,697)	$(924)	(25)%
Intercompany expenses	(4,621)	(3,697)	(924)	(25)%

Total TDS Telecom operating income (loss)	$79,460	$(10,371)	$89,831	>100%

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)

	TDS Consolidated

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

Cash flows from operating activities	$62,776	$(101,399)	$789,694	$394,812
Less: Cash used for additions to property, plant and equipment	242,516	245,778	800,628	799,496
Free cash flow	(179,740)	(347,177)	(10,934)	(404,684)
Add: Sprint Cost Reimbursement	2,378	19,085	29,974	71,097
Adjusted free cash flow (1)	$(177,362)	$(328,092)	$19,040	$(333,587)

(1)

Free cash flow is defined as Cash flows from operating activities less Cash used for additions to property, plant and equipment.  Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment.  Sprint decommissioning and Sprint Cost Reimbursement are further defined and discussed in our Annual Report on Form 10-K for the year ended December 31, 2015.  Free cash flow and Adjusted free cash flow are non-GAAP financial measures which TDS believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment.